UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-208054	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-208054-01	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-208054-02	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2017, Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, entered into Amendment No. 2 dated as of November 3, 2017 (“Amendment No. 2”), to the Amended and Restated Series 2009 Supplement dated as of August 9, 2011, as further amended by Amendment No. 1 dated as of July 10, 2012, to the Third Amended and Restated Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001, as further amended and restated as of August 9, 2011, and as further amended and restated as of November 10, 2016, between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee. Amendment No. 2 decreased the principal amount of the Series 2009 Certificate and the amount of credit enhancement provided by the Series 2009 Certificate to the Series 2000 Certificate (“collateral certificate”) from 7.66865% to 3.84674% of the invested amount of the collateral certificate. The collateral certificate is Citibank Credit Card Issuance Trust’s primary asset and source of funds for the payment of principal and interest on its notes.

Amendment No. 2 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed herewith:

Exhibit 99.1	Amendment No. 2 dated as of November 3, 2017, to the Amended and Restated Series 2009 Supplement dated as of August 9, 2011, to the Third Amended and Restated Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/	Bennett L. Kyte
Bennett L. Kyte Vice President

Dated: November 3, 2017

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